Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to one or more Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission (the “Commission”)), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company with the Commission, and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $450,000,000 aggregate principal amount of 7.75% Senior Notes due 2021 of the Company proposed to be registered by the Company and to exchange these Senior Notes for new notes having substantially identical terms in all material respects to the Senior Notes, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of April 4, 2011.

Signed:	/s/ Francis X. Frantz
Name:	Francis X. Frantz

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to one or more Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission (the “Commission”)), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company with the Commission, and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $450,000,000 aggregate principal amount of 7.75% Senior Notes due 2021 of the Company proposed to be registered by the Company and to exchange these Senior Notes for new notes having substantially identical terms in all material respects to the Senior Notes, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of March 17, 2011.

Signed:	/s/ Carol B. Armitage
Name:	Carol B. Armitage

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to one or more Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission (the “Commission”)), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company with the Commission, and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $450,000,000 aggregate principal amount of 7.75% Senior Notes due 2021 of the Company proposed to be registered by the Company and to exchange these Senior Notes for new notes having substantially identical terms in all material respects to the Senior Notes, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of March 17, 2011.

Signed:	/s/ Samuel E. Beall, III
Name:	Samuel E. Beall, III

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to one or more Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission (the “Commission”)), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company with the Commission, and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $450,000,000 aggregate principal amount of 7.75% Senior Notes due 2021 of the Company proposed to be registered by the Company and to exchange these Senior Notes for new notes having substantially identical terms in all material respects to the Senior Notes, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of April 4, 2011.

Signed:	/s/ Dennis E. Foster
Name:	Dennis E. Foster

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to one or more Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission (the “Commission”)), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company with the Commission, and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $450,000,000 aggregate principal amount of 7.75% Senior Notes due 2021 of the Company proposed to be registered by the Company and to exchange these Senior Notes for new notes having substantially identical terms in all material respects to the Senior Notes, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of April 4, 2011.

Signed:	/s/ Jeffrey T. Hinson
Name:	Jeffrey T. Hinson

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to one or more Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission (the “Commission”)), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company with the Commission, and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $450,000,000 aggregate principal amount of 7.75% Senior Notes due 2021 of the Company proposed to be registered by the Company and to exchange these Senior Notes for new notes having substantially identical terms in all material respects to the Senior Notes, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of March 18, 2011.

Signed:	/s/ Judy K. Jones
Name:	Judy K. Jones

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to one or more Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission (the “Commission”)), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company with the Commission, and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $450,000,000 aggregate principal amount of 7.75% Senior Notes due 2021 of the Company proposed to be registered by the Company and to exchange these Senior Notes for new notes having substantially identical terms in all material respects to the Senior Notes, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of March 17, 2011.

Signed:	/s/ William A. Montgomery
Name:	William A. Montgomery

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to one or more Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission (the “Commission”)), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company with the Commission, and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $450,000,000 aggregate principal amount of 7.75% Senior Notes due 2021 of the Company proposed to be registered by the Company and to exchange these Senior Notes for new notes having substantially identical terms in all material respects to the Senior Notes, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of March 16, 2011.

Signed:	/s/ Alan L. Wells
Name:	Alan L. Wells